Exhibit 99.2

HUNTINGTON BANCSHARES INCORPORATED

Quarterly Financial Review
December 2004

Table of Contents

Consolidated Balance Sheets	1
Loan and Lease Composition	2
Deposit Composition	3
Consolidated Quarterly Average Balance Sheets	4
Consolidated Quarterly Net Interest Margin Analysis	5
Selected Quarterly Income Statement Data	6
Quarterly Credit Reserves and Net Charge-Off Analysis	7
Quarterly Non-Performing Assets and Past Due Loans and Leases	8
Quarterly Stock Summary, Capital, and Other Data	9
Quarterly Operating Lease Performance	10
Consolidated Annual Average Balance Sheets	11
Consolidated Annual Net Interest Margin Analysis	12
Selected Annual Income Statement Data	13
Annual Credit Reserves and Net Charge-Off Analysis	14
Annual Operating Lease Performance	15

Note:

The preparation of financial statements in conformity with accounting principals generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported in the financial statements. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current year’s presentation.

Huntington Bancshares Incorporated

Consolidated Balance Sheets

				Change
	December 31,	September 30,	December 31,	December’ 04 vs ’03
(in thousands, except number of shares)	2004	2004	2003	Amount	Percent
	(Unaudited)	(Unaudited)
Assets
Cash and due from banks	$877,320	$1,053,358	$899,689	$(22,369)	(2.5)%
Federal funds sold and securities purchased under resale agreements	628,040	838,833	96,814	531,226	N.M.
Interest bearing deposits in banks	22,398	36,155	33,627	(11,229)	(33.4)
Trading account securities	309,630	120,334	7,589	302,041	N.M.
Loans held for sale	223,469	205,913	226,729	(3,260)	(1.4)
Securities	4,238,945	4,150,044	4,929,060	(690,115)	(14.0)
Loans and leases (1)	23,560,277	22,587,259	21,075,118	2,485,159	11.8
Allowance for loan and lease losses	(271,211)	(282,650)	(299,732)	28,521	(9.5)

Net loans and leases	23,289,066	22,304,609	20,775,386	2,513,680	12.1

Operating lease assets	587,310	717,411	1,260,440	(673,130)	(53.4)
Bank owned life insurance	963,059	954,911	927,671	35,388	3.8
Premises and equipment	355,115	356,438	349,712	5,403	1.5
Goodwill and other intangible assets	215,807	216,011	217,009	(1,202)	(0.6)
Customers’ acceptance liability	11,299	8,787	9,553	1,746	18.3
Accrued income and other assets	844,039	845,436	786,047	57,992	7.4

Total Assets	$32,565,497	$31,808,240	$30,519,326	$2,046,171	6.7%

Liabilities and Shareholders’ Equity
Deposits (2)	$20,768,161	$20,109,025	$18,487,395	$2,280,766	12.3%
Short-term borrowings	1,207,233	1,215,887	1,452,304	(245,071)	(16.9)
Federal Home Loan Bank advances	1,271,088	1,270,454	1,273,000	(1,912)	(0.2)
Other long-term debt	4,016,004	4,094,185	4,544,509	(528,505)	(11.6)
Subordinated notes	1,039,793	1,040,901	990,470	49,323	5.0
Allowance for unfunded loan commitments and letters of credit	33,187	30,007	35,522	(2,335)	(6.6)
Bank acceptances outstanding	11,299	8,787	9,553	1,746	18.3
Deferred federal income tax liability	783,628	723,525	654,534	129,094	19.7
Accrued expenses and other liabilities	897,466	854,552	797,037	100,429	12.6

Total Liabilities	30,027,859	29,347,323	28,244,324	1,783,535	6.3

Shareholders’ equity
Preferred stock - authorized 6,617,808 shares; none outstanding	—	—	—	—	—
Common stock - without par value; authorized 500,000,000 shares; issued 257,866,255 shares; outstanding 231,605,281; 230,153,486 and 229,008,088 shares, respectively.	2,484,204	2,482,904	2,483,542	662	0.0
Less 26,260,974; 27,712,769 and 28,858,167 treasury shares, respectively	(499,259)	(526,967)	(548,576)	49,317	(9.0)
Accumulated other comprehensive income (loss)	(10,903)	(13,812)	2,678	(13,581)	N.M.
Retained earnings	563,596	518,792	337,358	226,238	67.1

Total Shareholders’ Equity	2,537,638	2,460,917	2,275,002	262,636	11.5

Total Liabilities and Shareholders’ Equity	$32,565,497	$31,808,240	$30,519,326	$2,046,171	6.7%

N.M. - Not Meaningful.

(1) See Page 2 for detail of Loans and Leases.

(2) See Page 3 for detail of Deposits.

Huntington Bancshares Incorporated

Loans & Leases Portfolio Composition (Direct Financing and Operating)

							Change
	December 31, 2004		September 30, 2004		December 31, 2003		December ’04 vs ’03
(in thousands)	Balance	%	Balance	%	Balance	%	Amount	Percent
	(Unaudited)		(Unaudited)
By Type
Commercial
Middle market commercial and industrial (1)	$4,666,125	19.3	$4,358,377	18.7	$4,415,872	19.7	$250,253	5.7%
Middle market real estate: (1)
Construction	1,601,565	6.6	1,547,336	6.6	1,263,910	5.6	337,655	26.7
Commercial	1,916,665	7.9	1,933,453	8.3	1,919,158	8.6	(2,493)	(0.1)

Total middle market real estate	3,518,230	14.6	3,480,789	14.9	3,183,068	14.2	335,162	10.5

Small business commercial and industrial and commercial real estate	2,118,623	8.8	2,074,538	8.9	1,886,660	8.4	231,963	12.3

Total Commercial	10,302,978	42.7	9,913,704	42.5	9,485,600	42.4	817,378	8.6

Consumer
Automobile loans	1,948,667	8.1	1,884,924	8.1	2,991,642	13.4	(1,042,975)	(34.9)
Automobile leases	2,443,455	10.1	2,316,801	9.9	1,902,170	8.5	541,285	28.5
Home equity (2) (4)	4,554,540	18.9	4,429,626	19.0	3,733,861	16.7	820,679	22.0
Residential mortgage (3)	3,829,234	15.9	3,565,670	15.3	2,530,665	11.3	1,298,569	51.3
Other loans (4)	481,403	2.0	476,534	2.0	431,180	1.9	50,223	11.6

Total Consumer	13,257,299	54.9	12,673,555	54.4	11,589,518	51.8	1,667,781	14.4

Total Loans and Direct Financing Leases	$23,560,277	97.6	$22,587,259	96.9	$21,075,118	94.2	$2,485,159	11.8

Operating lease assets	587,310	2.4	717,411	3.1	1,260,440	5.6	(673,130)	(53.4)
Securitized loans	—	—	—	—	37,337	0.2	(37,337)	N.M.

Total Credit Exposure	$24,147,587	100.0	$23,304,670	100.0	$22,372,895	100.0	$1,774,692	7.9%

Total Automobile Exposure (5)	$4,979,432	20.6	$4,919,136	21.1	$6,191,589	27.7	$(1,212,157)	(19.6)%

By Business Segment (6)
Regional Banking
Central Ohio	$6,227,634	25.8	$5,944,288	25.5	$4,652,072	20.8	$1,575,562	33.9%
Northern Ohio	2,856,458	11.8	2,808,724	12.1	2,578,969	11.5	277,489	10.8
Southern Ohio / Kentucky	1,895,549	7.8	1,826,034	7.8	1,676,930	7.5	218,619	13.0
West Michigan	2,271,313	9.4	2,235,619	9.6	2,076,734	9.3	194,579	9.4
East Michigan	1,430,169	5.9	1,387,543	6.0	1,267,682	5.7	162,487	12.8
West Virginia	881,470	3.7	866,120	3.7	801,938	3.6	79,532	9.9
Indiana	961,700	4.0	862,833	3.7	730,620	3.3	231,080	31.6

Total Regional Banking	16,524,293	68.4	15,931,161	68.4	13,784,945	61.7	2,739,348	19.9

Dealer Sales	5,933,538	24.6	5,774,482	24.8	7,095,900	31.7	(1,162,362)	(16.4)
Private Financial Group	1,487,753	6.2	1,395,223	6.0	1,296,412	5.8	191,341	14.8
Treasury / Other	202,003	0.8	203,804	0.8	195,638	0.8	6,365	3.3

Total Credit Exposure	$24,147,587	100.0	$23,304,670	100.0	$22,372,895	100.0	$1,774,692	7.9%

N.M. - Not Meaningful

(1)	Effective June 30, 2004, $282 million of commercial and industrial loans were reclassified to commercial real estate to conform to the classification of these loans with the presentation of similar loans.

(2)	Home equity includes personal lines of credit and other consumer loans secured by first or junior mortgages on residential property originated and underwritten through the company’s retail banking channel. Reclassification of prior period balances has been made to conform to this presentation, resulting in an increase to previously reported home equity loans and a decrease to previously reported residential mortgage loans.

(3)	Residential mortgage includes loans secured by first mortgages on residential property originated and underwritten through the company’s mortgage banking channel. Reclassification of prior period balances has been made to conform to this presentation, resulting in an increase to previously reported home equity loans and a decrease to previously reported residential mortgage loans.

(4)	Effective December 31, 2004, unsecured personal credit line loans were reclassified from “Home equity loans” to “Other loans” in all periods presented.

(5)	Sum of automobile loans and leases, operating lease assets, and securitized loans.

(6)	Prior period amounts have been reclassified to conform to the current period business segment structure.

Huntington Bancshares Incorporated

Deposit Composition

							Change
	December 31, 2004		September 30, 2004		December 31, 2003		December ’04 vs ’03
(in thousands)	Balance	%	Balance	%	Balance	%	Amount	Percent
	(Unaudited)		(Unaudited)
By Type
Demand deposits
Non-interest bearing	$3,392,123	16.3	$3,264,145	16.2	$2,986,992	16.2	$405,131	13.6%
Interest bearing	7,786,377	37.5	7,471,779	37.2	6,411,380	34.7	1,374,997	21.4
Savings deposits	2,977,204	14.3	2,982,836	14.8	2,959,993	16.0	17,211	0.6
Retail certificates of deposit	2,466,965	11.9	2,441,387	12.1	2,461,531	13.3	5,434	0.2
Other domestic time deposits	525,348	2.5	587,658	2.9	631,205	3.4	(105,857)	(16.8)

Total Core Deposits	17,148,017	82.6	16,747,805	83.3	15,451,101	83.6	1,696,916	11.0

Domestic time deposits of $100,000 or more	1,081,660	5.2	997,952	5.0	789,341	4.3	292,319	37.0
Brokered time deposits and negotiable CDs	2,097,537	10.1	1,896,135	9.4	1,771,738	9.6	325,799	18.4
Foreign time deposits	440,947	2.1	467,133	2.3	475,215	2.6	(34,268)	(7.2)

Total Deposits	$20,768,161	100.0	$20,109,025	100.0	$18,487,395	100.0	$2,280,766	12.3%

Core Deposits:
Commercial	$5,293,666	30.9	$5,227,613	31.2	$4,254,904	27.5	$1,038,762	24.4%
Personal	11,854,351	69.1	11,520,192	68.8	11,196,197	72.5	658,154	5.9

Total Core Deposits	$17,148,017	100.0	$16,747,805	100.0	$15,451,101	100.0	$1,696,916	11.0%

By Business Segment (1)
Regional Banking
Central Ohio	$4,700,301	22.6	$4,399,547	21.9	$4,183,982	22.6	$516,319	12.3%
Northern Ohio	4,068,926	19.6	4,014,703	20.0	3,505,457	19.0	563,469	16.1
Southern Ohio / Kentucky	1,745,910	8.4	1,601,147	8.0	1,441,875	7.8	304,035	21.1
West Michigan	2,643,546	12.7	2,699,172	13.4	2,457,296	13.3	186,250	7.6
East Michigan	2,225,832	10.7	2,169,538	10.8	1,988,200	10.8	237,632	12.0
West Virginia	1,375,060	6.6	1,380,823	6.9	1,314,450	7.1	60,610	4.6
Indiana	664,022	3.2	665,683	3.3	647,662	3.5	16,360	2.5

Total Regional Banking	17,423,597	83.8	16,930,613	84.3	15,538,922	84.1	1,884,675	12.1

Dealer Sales	76,335	0.4	69,924	0.3	77,408	0.4	(1,073)	(1.4)
Private Financial Group	1,172,577	5.6	1,124,894	5.6	1,164,020	6.3	8,557	0.7
Treasury / Other (2)	2,095,652	10.2	1,983,594	9.8	1,707,045	9.2	388,607	22.8

Total Deposits	$20,768,161	100.0	$20,109,025	100.0	$18,487,395	100.0	$2,280,766	12.3%

N.M. - Not Meaningful

(1) Prior period amounts have been reclassified to conform to the current period business segment structure.

(2) Comprised largely of brokered deposits and negotiable CDs.

Huntington Bancshares Incorporated

Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Average Balances					Change

(in millions)		2004			2003	4Q04 vs 4Q03

Fully Taxable Equivalent Basis	Fourth	Third	Second	First	Fourth	Amount	Percent

Assets
Interest bearing deposits in banks	$60	$55	$69	$79	$83	$(23)	(27.7)%
Trading account securities	228	148	28	16	11	217	N.M.
Federal funds sold and securities purchased under resale agreements	695	318	168	92	117	578	N.M.
Loans held for sale	229	283	254	207	295	(66)	(22.4)
Investment securities:
Taxable	3,858	4,340	4,861	4,646	4,093	(235)	(5.7)
Tax exempt	404	398	410	437	421	(17)	(4.0)

Total Investment Securities	4,262	4,738	5,271	5,083	4,514	(252)	(5.6)

Loans and Leases:
Commercial:
Middle market commercial and industrial	4,508	4,303	4,564	4,450	4,493	15	0.3
Middle market real estate:
Construction	1,587	1,523	1,281	1,285	1,265	322	25.5
Commercial	1,887	1,949	1,950	1,903	1,882	5	0.3

Total middle market real estate	3,474	3,472	3,231	3,188	3,147	327	10.4

Small business commercial and industrial and commercial real estate	2,086	2,031	1,969	1,925	1,869	217	11.6

Total Commercial	10,068	9,806	9,764	9,563	9,509	559	5.9

Consumer:
Automobile loans	1,913	1,857	2,337	3,041	3,529	(1,616)	(45.8)
Automobile leases	2,388	2,250	2,139	1,988	1,802	586	32.5

Automobile loans and leases	4,301	4,107	4,476	5,029	5,331	(1,030)	(19.3)

Home equity (1) (3)	4,489	4,337	4,107	3,810	3,624	865	23.9
Residential mortgage (2)	3,695	3,484	2,986	2,674	2,501	1,194	47.7
Other loans (3)	479	461	434	426	441	38	8.6

Total Consumer	12,964	12,389	12,003	11,939	11,897	1,067	9.0

Total Loans and Leases	23,032	22,195	21,767	21,502	21,406	1,626	7.6

Allowance for loan and lease losses	(283)	(288)	(310)	(313)	(350)	67	19.1

Net Loans and Leases	22,749	21,907	21,457	21,189	21,056	1,693	8.0

Total Earning Assets	28,506	27,737	27,557	26,979	26,426	2,080	7.9

Operating lease assets	648	800	977	1,166	1,355	(707)	(52.2)
Cash and due from banks	880	928	772	740	766	114	14.9
Intangible assets	216	216	216	217	217	(1)	(0.5)
All other assets	2,094	2,066	2,101	2,046	2,009	85	4.2

Total Assets	$32,061	$31,459	$31,313	$30,835	$30,423	$1,638	5.4%

Liabilities and Shareholders’ Equity
Deposits:
Non-interest bearing deposits	$3,401	$3,276	$$3,223	$3,017	$3,131	$270	8.6%
Interest bearing demand deposits	7,658	7,384	7,168	6,609	6,466	1,192	18.4
Savings deposits	2,819	2,841	2,839	2,819	2,824	(5)	(0.2)
Retail certificates of deposit	2,454	2,414	2,400	2,399	2,492	(38)	(1.5)
Other domestic time deposits	576	595	600	637	631	(55)	(8.7)

Total Core Deposits	16,908	16,510	16,230	15,481	15,544	1,364	8.8

Domestic time deposits of $100,000 or more	990	886	795	788	828	162	19.6
Brokered time deposits and negotiable CDs	1,948	1,755	1,737	1,907	1,851	97	5.2
Foreign time deposits	465	476	542	549	522	(57)	(10.9)

Total Deposits	20,311	19,627	19,304	18,725	18,745	1,566	8.4

Short-term borrowings	1,302	1,342	1,396	1,603	1,433	(131)	(9.1)
Federal Home Loan Bank advances	1,270	1,270	1,270	1,273	1,273	(3)	(0.2)
Subordinated notes and other long-term debt, including preferred capital securities	5,099	5,244	5,623	5,557	5,432	(333)	(6.1)

Total Interest Bearing Liabilities	24,581	24,207	24,370	24,141	23,752	829	3.5

All other liabilities	1,598	1,564	1,397	1,399	1,312	286	21.8
Shareholders’ equity	2,481	2,412	2,323	2,278	2,228	253	11.4

Total Liabilities and Shareholders’ Equity	$32,061	$31,459	$$31,313	$30,835	$30,423	$1,638	5.4%

N.M. - Not Meaningful

(1)	Home equity includes personal lines of credit and other consumer loans secured by first or junior mortgages on residential property originated and underwritten through the company’s retail banking channel. Reclassification of prior period balances has been made to conform to this presentation, resulting in an increase to previously reported home equity loans and a decrease to previously reported residential mortgage loans.

(2)	Residential mortgage includes loans secured by first mortgages on residential property originated and underwritten through the company’s mortgage banking channel. Reclassification of prior period balances has been made to conform to this presentation, resulting in an increase to previously reported home equity loans and a decrease to previously reported residential mortgage loans.

(3)	Effective December 31, 2004, unsecured personal credit line loans were reclassified from “Home equity loans” to “Other loans” in all periods presented.

Huntington Bancshares Incorporated

Consolidated Quarterly Net Interest Margin Analysis
(Unaudited)

	Average Rates (2)
	2004				2003
Fully Taxable Equivalent Basis (1)	Fourth	Third	Second	First	Fourth
Assets
Interest bearing deposits in banks	1.61%	0.91%	1.05%	0.71%	0.60%
Trading account securities	4.15	4.44	3.02	3.98	2.39
Federal funds sold and securities purchased under resale agreements	1.99	1.53	1.21	1.41	1.30
Loans held for sale	5.69	5.25	5.17	5.33	5.31
Investment securities:
Taxable	3.77	3.83	3.83	4.06	4.24
Tax exempt	6.89	7.06	7.07	6.88	6.91

Total Investment Securities	4.07	4.10	4.09	4.30	4.49

Loans and Leases:
Commercial:
Middle market commercial and industrial	4.80	4.46	4.05	4.33	4.71
Middle market real estate:
Construction	4.65	4.13	3.73	3.68	4.21
Commercial	4.81	4.45	4.20	4.31	4.55

Total middle market real estate	4.74	4.31	4.02	4.05	4.41

Small business commercial and industrial and commercial real estate	5.69	5.47	5.35	5.49	5.56

Total Commercial	4.96	4.62	4.30	4.47	4.78

Consumer:
Automobile loans	7.31	7.65	7.20	6.93	6.90
Automobile leases	5.00	5.02	5.06	4.94	4.98

Automobile loans and leases	6.02	6.21	6.17	6.14	6.25

Home equity (3)(5)	5.30	4.84	4.75	4.69	5.09
Residential mortgage (4)	5.53	5.48	5.40	5.51	5.77
Other loans (5)	6.87	6.54	6.21	5.83	6.87

Total Consumer	5.66	5.54	5.49	5.52	5.64

Total Loans and Leases	5.34	5.12	4.95	5.04	5.26

Total Earning Assets	5.05%	4.89%	4.76%	4.89%	5.11%

Liabilities and Shareholders’ Equity
Deposits:
Non-interest bearing deposits	—%	—%	—%	—%	—%
Interest bearing demand deposits	1.21	1.06	0.94	0.88	0.91
Savings deposits	0.86	0.83	0.82	0.94	1.22
Retail certificates of deposit	3.38	3.32	3.27	3.47	3.54
Other domestic time deposits	3.20	3.22	3.19	3.48	3.69

Total Core Deposits	1.62	1.52	1.45	1.53	1.65

Domestic time deposits of $100,000 or more	2.51	2.40	2.37	2.14	2.37
Brokered time deposits and negotiable CDs	2.26	1.84	1.57	1.51	1.52
Foreign time deposits	0.98	0.83	0.76	0.72	0.75

Total Deposits	1.73	1.58	1.48	1.53	1.64

Short-term borrowings	1.17	0.92	0.80	0.83	0.78
Federal Home Loan Bank advances	2.68	2.60	2.52	2.50	2.24
Subordinated notes and other long-term debt	2.67	2.62	2.24	2.33	2.63

Total Interest Bearing Liabilities	1.94%	1.82%	1.66%	1.71%	1.85%

Net interest rate spread	3.11%	3.07%	3.10%	3.18%	3.26%
Impact of non-interest bearing funds on margin	0.27	0.23	0.19	0.18	0.16

Net Interest Margin	3.38%	3.30%	3.29%	3.36%	3.42%

(1)	Fully taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 6 for the FTE adjustment.

(2)	Loan, lease, and deposit average rates include impact of applicable derivatives and non-deferrable fees.

(3)	Home equity includes personal lines of credit and other consumer loans secured by first or junior mortgages on residential property originated and underwritten through the company’s retail banking channel. Reclassification of prior period balances has been made to conform to this presentation, resulting in an increase to previously reported home equity loans and a decrease to previously reported residential mortgage loans.

(4)	Residential mortgage includes loans secured by first mortgages on residential property originated and underwritten through the company’s mortgage banking channel. Reclassification of prior period balances has been made to conform to this presentation, resulting in an increase to previously reported home equity loans and a decrease to previously reported residential mortgage loans.

(5)	Effective December 31, 2004, unsecured personal credit line loans were reclassified from “Home equity loans” to “Other loans” in all periods presented.

Huntington Bancshares Incorporated

Selected Quarterly Income Statement Data
(Unaudited)

	2004				2003	4Q04 vs 4Q03
(in thousands, except per share amounts)	Fourth	Third	Second	First	Fourth	Amount	Percent
Interest Income	$359,215	$338,002	$324,167	$325,931	$335,097	$24,118	7.2%
Interest Expense	120,147	110,944	101,604	103,246	110,782	9,365	8.5

Net Interest Income	239,068	227,058	222,563	222,685	224,315	14,753	6.6
Provision for credit losses	12,654	11,785	5,027	25,596	26,341	(13,687)	(52.0)

Net Interest Income After
Provision for Credit Losses	226,414	215,273	217,536	197,089	197,974	28,440	14.4

Operating lease income	55,106	64,412	78,706	88,867	105,307	(50,201)	(47.7)
Service charges on deposit accounts	41,747	43,935	43,596	41,837	44,763	(3,016)	(6.7)
Trust services	17,315	17,064	16,708	16,323	15,793	1,522	9.6
Brokerage and insurance income	12,879	13,200	13,523	15,197	14,344	(1,465)	(10.2)
Bank owned life insurance income	10,484	10,019	11,309	10,485	10,410	74	0.7
Other service charges and fees	10,617	10,799	10,645	9,513	9,237	1,380	14.9
Mortgage banking	8,822	4,448	23,322	(4,296)	9,677	(855)	(8.8)
Securities gains (losses)	2,100	7,803	(9,230)	15,090	1,280	820	64.1
Gain on sales of automobile loans	—	312	4,890	9,004	16,288	(16,288)	N.M.
Other	23,870	17,899	24,659	25,619	19,411	4,459	23.0

Total Non-Interest Income	182,940	189,891	218,128	227,639	246,510	(63,570)	(25.8)

Personnel costs	122,738	121,729	119,715	121,624	115,762	6,976	6.0
Operating lease expense	48,320	54,885	62,563	70,710	85,609	(37,289)	(43.6)
Net occupancy	26,082	16,838	16,258	16,763	14,925	11,157	74.8
Outside data processing and other services	18,563	17,527	17,563	18,462	15,957	2,606	16.3
Equipment	15,733	15,295	16,228	16,086	16,840	(1,107)	(6.6)
Professional services	9,522	12,219	7,836	7,299	12,175	(2,653)	(21.8)
Marketing	5,581	5,000	8,069	7,839	6,895	(1,314)	(19.1)
Telecommunications	4,596	5,359	4,638	5,194	5,272	(676)	(12.8)
Printing and supplies	3,148	3,201	3,098	3,016	3,417	(269)	(7.9)
Amortization of intangibles	205	204	204	204	204	1	0.5
Restructuring reserve releases	—	(1,151)	—	—	(351)	351	N.M.
Loss on early extinguishment of debt	—	—	—	—	15,250	(15,250)	N.M.
Other	26,526	22,317	25,981	18,457	25,510	1,016	4.0

Total Non-Interest Expense	281,014	273,423	282,153	285,654	317,465	(36,451)	(11.5)

Income Before Income Taxes	128,340	131,741	153,511	139,074	127,019	1,321	1.0
Provision for income taxes	37,201	38,255	43,384	34,901	33,758	3,443	10.2

Net Income	$91,139	$93,486	$110,127	$104,173	$93,261	$(2,122)	(2.3)%

Average common shares - diluted	235,462	234,348	232,659	232,915	231,986	3,476	1.5%

Per Common Share:
Net Income - Diluted	$0.39	$0.40	$0.47	$0.45	$0.40	(0.01)	(2.5)
Cash Dividends Declared	0.200	0.200	0.175	0.175	0.175	0.025	14.3

Return on:
Average total assets (1)	1.13%	1.18%	1.41%	1.36%	1.22%	(0.09)%	(7.4)
Average total shareholders’ equity (1)	14.6	15.4	19.1	18.4	16.6	(2.0)	(12.0)
Net interest margin (2)	3.38	3.30	3.29	3.36	3.42	(0.04)	(1.2)
Efficiency ratio (3)	66.4	66.3	62.3	65.1	67.1	(0.7)	(1.0)
Effective tax rate	29.0	29.0	28.3	25.1	26.6	2.4	9.0

Revenue - Fully Taxable Equivalent (FTE)
Net Interest Income	$239,068	$227,058	$222,563	$222,685	$224,315	$14,753	6.6
FTE Adjustment (2)	2,847	2,864	2,919	3,023	2,954	(107)	(3.6)

Net Interest Income	241,915	229,922	225,482	225,708	227,269	14,646	6.4
Non-Interest Income	182,940	189,891	218,128	227,639	246,510	(63,570)	(25.8)

Total Revenue	$424,855	$419,813	$443,610	$453,347	$473,779	$(48,924)	(10.3)%

N.M. - Not Meaningful.

(1)	Based on income before cumulative effect of change in accounting principle, net of tax.

(2)	On a fully taxable equivalent (FTE) basis assuming a 35% tax rate.

(3)	Non-interest expense less amortization of intangibles divided by the sum of FTE net interest income and non-interest income excluding securities gains (losses).

Huntington Bancshares Incorporated

Quarterly Credit Reserves and Net Charge-off Analysis
(Unaudited)

	2004				2003
(in thousands)	Fourth	Third	Second	First	Fourth
Allowance for Loan and Leases Losses, Beginning of Period	$282,650	$286,935	$295,377	$299,732	$336,398

Loan and lease losses	(31,737)	(26,366)	(30,845)	(37,167)	(68,023)
Recoveries of loans previously charged off	10,824	9,886	18,330	8,540	12,880

Net loan and lease losses	(20,913)	(16,480)	(12,515)	(28,627)	(55,143)

Provision for credit losses	12,654	11,785	5,027	25,596	26,341
Net change in allowance for unfunded loan commitments and letters of credit	(3,180)	1,186	896	3,433	(1,785)
Allowance of assets sold and securitized	—	(776)	(1,850)	(4,757)	(6,079)

Allowance for Loan and Lease Losses, End of Period	$271,211	$282,650	$286,935	$295,377	$299,732

Allowance for Unfunded Loan Commitments and Letters of Credit, Beginning of Period	$30,007	$31,193	$32,089	$35,522	$33,737
Net change	3,180	(1,186)	(896)	(3,433)	1,785

Allowance for Unfunded Loan Commitments and Letters of Credit, End of Period	$33,187	$30,007	$31,193	$32,089	$35,522

Total Allowances for Credit Losses	$304,398	$312,657	$318,128	$327,466	$335,254

Allowance for loan and lease losses (ALLL) as % of:
Transaction reserve	0.78	0.84	0.86	0.91	0.88
Economic reserve	0.32	0.33	0.36	0.38	0.40
Specific reserve	0.05	0.08	0.10	0.10	0.14

Total Loans and Leases	1.15%	1.25%	1.32%	1.39%	1.42%

Non-performing loans and leases (NPLs)	424	417	464	383	397
Non-performing assets (NPAs)	250	351	384	322	343

Total allowances for credit losses (ACL) as % of:
Total loans and leases	1.29%	1.38%	1.46%	1.55%	1.59%
Non-performing loans and leases	476	461	515	425	444
Non-performing assets	280	389	426	357	384

Net Charge-offs by Loan and Lease Type:
Commercial:
Middle market commercial and industrial	$1,239	$(102)	$(3,642)	$4,425	$28,321
Middle market real estate:
Construction	704	(19)	276	1,504	686
Commercial	1,834	1,490	2,222	(40)	3,566

Total middle market real estate	2,538	1,471	2,498	1,464	4,252

Small business commercial and industrial and commercial real estate	1,386	1,195	1,281	1,704	4,356

Total Commercial	5,163	2,564	137	7,593	36,929

Consumer:
Automobile loans	4,406	5,142	5,604	13,422	11,346
Automobile leases	3,104	2,415	2,159	3,159	1,936

Automobile loans and leases	7,510	7,557	7,763	16,581	13,282

Home equity (3)	5,346	4,259	2,569	2,900	2,484
Residential mortgage	608	534	302	316	174
Other loans (3)	2,286	1,566	1,744	1,237	2,274

Total Consumer	15,750	13,916	12,378	21,034	18,214

Total Net Charge-offs	$20,913	$16,480	$12,515	$28,627	$55,143

Net Charge-offs — Annualized Percentages:
Commercial:
Middle market commercial and industrial	0.11%	(0.01)%	(0.32)%	0.40%	2.52%
Middle market real estate:
Construction	0.18	—	0.09	0.47	0.22
Commercial	0.39	0.31	0.46	(0.01)	0.76

Total middle market real estate	0.29	0.17	0.31	0.18	0.54

Small business commercial and industrial and commercial real estate	0.27	0.24	0.26	0.35	0.93

Total Commercial	0.21	0.10	0.01	0.32	1.55

Consumer:
Automobile loans	0.92	1.11	0.96	1.77	1.29
Automobile leases	0.52	0.43	0.40	0.64	0.43

Automobile loans and leases	0.70	0.74	0.69	1.32	1.00

Home equity (1) (3)	0.48	0.39	0.25	0.30	0.27
Residential mortgage (2)	0.07	0.06	0.04	0.05	0.03
Other loans (3)	1.91	1.36	1.62	1.17	2.06

Total Consumer	0.49	0.45	0.41	0.70	0.61

Net Charge-offs as a % of Average Loans	0.36%	0.30%	0.23%	0.53%	1.03%

(1)	Home equity includes personal lines of credit and other consumer loans secured by first or junior mortgages on residential property originated and underwritten through the company’s retail banking channel. Reclassification of prior period balances has been made to conform to this presentation, resulting in an increase to previously reported home equity loans and a decrease to previously reported residential mortgage loans.

(2)	Residential mortgage includes loans secured by first mortgages on residential property originated and underwritten through the company’s mortgage banking channel. Reclassification of prior period balances has been made to conform to this presentation, resulting in an increase to previously reported home equity loans and a decrease to previously reported residential mortgage loans.

(3)	Effective December 31, 2004, unsecured personal credit line charge-offs were reclassified from “Home equity loans” to “Other loans” in all periods presented.

Huntington Bancshares Incorporated

Quarterly Non-Performing Assets and Past Due Loans and Leases
(Unaudited)

	2004				2003
(in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,

Non-accrual loans and leases:
Commercial and industrial	$24,179	$20,098	$24,336	$36,854	$33,745
Commercial real estate	4,582	14,717	11,122	16,097	18,434
Small business commercial and industrial and commercial real estate	14,601	12,087	12,368	12,124	13,607
Residential mortgage	13,545	13,197	13,952	12,052	9,695
Home equity (1)	7,055	7,685	—	—	—

Total Non-Performing Loans and Leases	63,962	67,784	61,778	77,127	75,481

Other real estate, net:
Residential	8,822	9,418	9,421	9,654	7,401
Commercial (2)	35,784	3,274	3,497	4,913	4,504

Total other real estate, net	44,606	12,692	12,918	14,567	11,905

Total Non-Performing Assets	$108,568	$80,476	$74,696	$91,694	$87,386

Non-performing loans and leases as a % of total loans and leases	0.27%	0.30%	0.28%	0.36%	0.36%

Non-performing assets as a % of total loans and leases and other real estate	0.46	0.36	0.34	0.43	0.41%

Accruing loans and leases past due 90 days or more (1)	$54,283	$53,456	$51,490	$59,697	$55,913

Accruing loans and leases past due 90 days or more as a percent of total loans and leases	0.23%	0.24%	0.24%	0.28%	0.27%

	Quarter Ending
	2004				2003
(in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,

Non-Performing Assets, Beginning of Period	$80,476	$74,696	$91,694	$87,386	$137,077
New non-performing assets (1) (2)	61,684	22,740	25,727	27,208	38,367
Returns to accruing status	(2,248)	—	(1,493)	(54)	(454)
Loan and lease losses	(8,578)	(5,424)	(12,872)	(10,463)	(39,657)
Payments	(8,829)	(10,202)	(13,571)	(10,717)	(22,710)
Sales	(13,937)	(1,334)	(14,789)	(1,666)	(25,237)

Non-Performing Assets, End of Period	$108,568	$80,476	$74,696	$91,694	$87,386

(1)	Includes $7.7 million of nonperforming loans secured by residential real estate. As of September 30, 2004, the Company adopted a policy, consistent with its policy for residential mortgage loans, of placing home equity loans and lines on nonaccrual status when they become greater than 180 days past due. In prior quarters, these balances were included in “Accruing loans and leases past due 90 days or more.”

(2)	At December 31, 2004, other real estate owned included $35.7 million of properties that relate to the work-out of $5.9 million of mezzanine loans. These properties are subject to $29.8 million of non-recourse debt to another financial institution. Both properties are in contract for sale in the first half of 2005.

Huntington Bancshares Incorporated

Quarterly Stock Summary, Capital, and Other Data
(Unaudited)

Quarterly Common Stock Summary

	2004				2003
(in thousands, except per share)	Fourth	Third	Second	First	Fourth
Common Stock Price, Per Share
High (1)	$25.380	$25.150	$23.120	$23.780	$22.550
Low (1)	23.110	22.700	20.890	21.000	19.850
Close	24.740	24.910	22.980	22.030	22.500
Average Closing Price	24.241	24.105	22.050	22.501	21.584

Dividends, Per Share
Cash dividends declared on common stock	$0.200	$0.200	$0.175	$0.175	$0.175

Common shares outstanding
Average — Basic	231,147	229,848	229,429	229,227	228,902
Average — Diluted	235,462	234,348	232,659	232,915	231,986
Ending	231,605	230,153	229,476	229,410	229,008
Book value per share	$10.96	$10.69	$10.40	$10.31	$9.93

Common Share Repurchase Program
Number of shares repurchased	—	—	—	—	—

Capital Data

	2004				2003
(dollars in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
Total risk-adjusted assets (2)	$29,516,000	$28,679,142	$28,415,519	$28,247,258	$28,164,181

Tier 1 leverage ratio (2)	8.41%	8.36%	8.20%	8.07%	7.98%
Tier 1 risk-based capital ratio (2)	9.09	9.10	8.98	8.74	8.53
Total risk-based capital ratio (2)	12.38	12.53	12.56	12.13	11.95

Tangible equity / Asset ratio	7.18	7.11	6.95	6.97	6.79
Tangible equity / Risk-weighted assets ratio (2)	7.87	7.83	7.64	7.60	7.31
Average equity / Average assets	7.74	7.67	7.42	7.39	7.32

Other Data:
Number of employees (full-time equivalent)	7,812	7,906	8,045	7,915	7,983

Number of domestic full-service banking offices (3)	342	341	341	337	338

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.
(2)	Fourth quarter 2004 figures are estimated.
(3)	Includes three Private Financial Group offices in Florida.

Huntington Bancshares Incorporated

Quarterly Operating Lease Performance
(Unaudited)

		2004			2003	4Q04 vs 4Q03

(in thousands)	Fourth	Third	Second	First	Fourth	Amount	Percent

Balance Sheet

Average operating lease assets outstanding	$647,970	$800,145	$976,626	$1,166,146	$1,355,330	$(707,360)	(52.2)%

Income Statement
Net rental income	$51,016	$60,267	$72,402	$83,517	$98,223	$(47,207)	(48.1)%
Fees	2,111	2,965	4,838	3,543	5,204	(3,093)	(59.4)
Recoveries - early terminations	1,979	1,180	1,466	1,807	1,880	99	5.3

Total Operating Lease Income	55,106	64,412	78,706	88,867	105,307	(50,201)	(47.7)

Depreciation and residual losses at termination	45,293	49,917	57,412	63,823	76,768	(31,475)	(41.0)
Losses - early terminations	3,027	4,968	5,151	6,887	8,841	(5,814)	(65.8)

Total Operating Lease Expense	48,320	54,885	62,563	70,710	85,609	(37,289)	(43.6)

Net Earnings Contribution	$6,786	$9,527	$16,143	$18,157	$19,698	$(12,912)	(65.5)%

Earnings ratios (1)
Net rental income	31.5%	30.1%	29.7%	28.6%	29.0%	2.5%	8.6%
Depreciation and residual losses at termination	28.0	25.0	23.5	21.9	22.7	5.3	23.4

Definition of term(s):
Net rental income includes the lease payments earned on the equipment and vehicles that Huntington leases to its customers under operating leases. Fees include late fees, early payment fees and other non-origination fees. Recoveries represent payments received on a cash basis subsequent to a customer’s default on an operating lease and a recognition of an impairment loss on the lease. Depreciation represents the periodic depreciation of equipment and vehicles to their residual value owned by Huntington under operating leases and any accelerated depreciation where Huntington expects to receive less than the residual value from the sale of the vehicle and from insurance proceeds at the end of the lease term. Losses represent impairments recognized on equipment and vehicles where the lessee has defaulted on the operating lease.

(1) As a percent of average operating lease assets, quarterly and year-to-date amounts annualized.

Huntington Bancshares Incorporated

Consolidated Annual Average Balance Sheets
(Unaudited)

						Change
(in millions)	Annual Average Balances					2004 vs 2003

Fully Taxable Equivalent Basis	2004	2003	2002	2001	2000	Amount	Percent

Assets
Interest bearing deposits in banks	$66	$37	$33	$7	$6	$29	78.4%
Trading account securities	105	14	7	25	15	91	N.M.
Federal funds sold and securities purchased under resale agreements	319	87	72	107	87	232	N.M.
Loans held for sale	243	564	322	360	109	(321)	(56.9)
Investment securities:
Taxable	4,425	3,533	2,859	3,144	4,316	892	25.2
Tax exempt	412	334	135	174	273	78	23.4

Total Investment Securities	4,837	3,867	2,994	3,318	4,589	970	25.1

Loans and Leases:
Commercial:
Middle market commercial and industrial	4,456	4,633	4,810	5,075	4,938	(177)	(3.8)
Middle market real estate:
Construction	1,420	1,219	1,151	1,040	976	201	16.5
Commercial	1,922	1,800	1,670	1,522	1,380	122	6.8

Total middle market real estate	3,342	3,019	2,821	2,562	2,356	323	10.7

Small business commercial and industrial and commercial real estate	2,003	1,787	1,642	2,574	2,526	216	12.1

Total Commercial	9,801	9,439	9,273	10,211	9,820	362	3.8

Consumer:
Automobile loans	2,285	3,260	2,744	N.M.	N.M.	(975)	(29.9)
Automobile leases	2,192	1,423	452	N.M.	N.M.	769	54.0

Automobile loans and leases	4,477	4,683	3,196	2,839	3,123	(206)	(4.4)

Home equity (1) (3)	4,187	3,441	3,029	3,334	2,921	746	21.7
Residential mortgage (2)	3,212	2,026	1,438	1,048	1,379	1,186	58.5
Other loans (3)	450	435	481	654	599	15	3.4

Total Consumer	12,326	10,585	8,144	7,875	8,022	1,741	16.4

Total Loans and Leases	22,127	20,024	17,417	18,086	17,842	2,103	10.5

Allowance for loan and lease losses	(298)	(330)	(344)	(286)	(256)	32	(9.7)

Net Loans and Leases	21,829	19,694	17,073	17,800	17,586	2,135	10.8

Total Earning Assets	27,697	24,593	20,845	21,903	22,648	3,104	12.6

Operating lease assets	897	1,697	2,602	2,970	2,751	(800)	(47.1)
Cash and due from banks	843	774	757	912	1,008	69	8.9
Intangible assets	216	218	293	736	709	(2)	(0.9)
All other assets	2,078	2,020	1,910	1,891	1,729	58	2.9

Total Assets	$31,433	$28,972	$26,063	$28,126	$28,589	2,461	8.5%

Liabilities and Shareholders’ Equity
Deposits:
Non-interest bearing deposits	$3,230	$3,080	$2,902	$3,304	$3,421	150	4.9%
Interest bearing demand deposits	7,207	6,193	5,161	5,005	4,291	1,014	16.4
Savings deposits	2,829	2,802	2,853	3,478	3,563	27	1.0
Retail certificates of deposit	2,417	2,702	3,619	4,980	4,930	(285)	(10.5)
Other domestic time deposits	602	660	730	903	942	(58)	(8.8)

Total Core Deposits	16,285	15,437	15,265	17,670	17,147	848	5.5

Domestic time deposits of $100,000 or more	865	802	851	1,280	1,502	63	7.9
Brokered time deposits and negotiable CDs	1,837	1,419	731	128	502	418	29.5
Foreign time deposits	508	500	337	283	539	8	1.6

Total Deposits	19,495	18,158	17,184	19,361	19,690	1,337	7.4

Short-term borrowings	1,410	1,600	1,856	2,099	1,966	(190)	(11.9)
Federal Home Loan Bank advances	1,271	1,258	279	19	13	13	1.0
Subordinated notes and other long-term debt, including preferred capital securities	5,379	4,559	3,335	3,411	4,005	820	18.0

Total Interest Bearing Liabilities	24,325	22,495	19,752	21,586	22,253	1,830	8.1

All other liabilities	1,504	1,201	1,170	905	723	303	25.2
Shareholders’ equity	2,374	2,196	2,239	2,331	2,192	178	8.1

Total Liabilities and Shareholders’ Equity	$31,433	$28,972	$26,063	$28,126	$28,589	2,461	8.5%

N.M. — Not Meaningful.

(1)	Home equity includes personal lines of credit and other consumer loans secured by first or junior mortgages on residential property originated and underwritten through the company’s retail banking channel. Reclassification of prior period balances has been made to conform to this presentation, resulting in an increase to previously reported home equity loans and a decrease to previously reported residential mortgage loans.

(2)	Residential mortgage includes loans secured by first mortgages on residential property originated and underwritten through the company’s mortgage banking channel. Reclassification of prior period balances has been made to conform to this presentation, resulting in an increase to previously reported home equity loans and a decrease to previously reported residential mortgage loans.

(3)	Effective December 31, 2004, unsecured personal credit line loans were reclassified from “Home equity loans” to “Other loans” in all periods presented.

Huntington Bancshares Incorporated

Consolidated Annual Net Interest Margin Analysis
(Unaudited)

	Annual Average Rates (2)
Fully Taxable Equivalent Basis (1)	2004	2003	2002	2001	2000

Assets
Interest bearing deposits in banks	1.05%	1.53%	2.38%	3.43%	5.03%
Trading account securities	4.15	4.02	4.11	5.13	7.11
Federal funds sold and securities purchased under resale agreements	1.73	1.80	1.56	4.19	6.33
Loans held for sale	5.35	5.32	6.35	6.95	7.96
Investment securities:
Taxable	3.88	4.52	6.06	6.58	6.24
Tax exempt	6.98	7.04	7.42	7.49	7.61

Total Investment Securities	4.14	4.73	6.12	6.63	6.33

Loans and Leases:
Commercial:
Middle market commercial and industrial	4.41	4.95	5.45	6.96	8.39
Middle market real estate:
Construction	4.09	4.09	4.57	6.99	8.98
Commercial	4.44	4.84	5.91	7.44	8.36

Total middle market real estate	4.29	4.54	5.36	7.26	8.62

Small business commercial and industrial and commercial real estate	5.50	5.91	6.73	7.96	9.13

Total Commercial	4.59	5.00	5.65	7.29	8.64

Consumer:
Automobile loans	7.22	7.38	8.67	N.M	N.M
Automobile leases	5.00	5.09	5.14	N.M	N.M

Automobile loans and leases	6.14	6.68	8.17	8.94	8.67

Home equity (3) (5)	4.91	5.14	5.96	8.23	8.52
Residential mortgage (4)	5.48	5.85	6.55	8.19	8.00
Other loans (5)	6.38	6.71	7.40	8.40	10.14

Total Consumer	5.56	5.93	6.98	8.44	8.57

Total Loans and Leases	5.11	5.49	6.27	7.79	8.61

Total Earning Assets	4.89%	5.35%	6.23%	7.58%	8.13%

Liabilities and Shareholders’ Equity
Deposits:
Non-interest bearing deposits	—%	—%	—%	—%	—%
Interest bearing demand deposits	1.03	1.18	1.71	2.64	3.30
Savings deposits	0.86	1.49	1.77	3.07	4.09
Retail certificates of deposit	3.36	3.68	4.58	5.65	5.72
Other domestic time deposits	3.27	3.86	4.05	5.34	5.52

Total Core Deposits	1.53	1.94	2.70	3.95	4.52

Domestic time deposits of $100,000 or more	2.37	2.50	3.39	5.22	6.01
Brokered time deposits and negotiable CDs	1.80	1.70	2.36	5.12	6.35
Foreign time deposits	0.82	0.92	1.47	3.82	6.31

Total Deposits	1.58	1.91	2.69	4.06	4.77

Short-term borrowings	0.93	0.98	1.56	4.57	5.75
Federal Home Loan Bank advances	2.57	1.94	2.00	6.17	6.32
Subordinated notes and other long-term debt	2.46	2.82	3.70	5.52	6.74

Total Interest Bearing Liabilities	1.79%	2.03%	2.75%	4.34%	5.22%

Net interest rate spread	3.10%	3.32%	3.48%	3.24%	2.91%
Impact of non-interest bearing funds on margin	0.23	0.17	0.14	0.05	0.09

Net Interest Margin	3.33%	3.49%	3.62%	3.29%	3.00%

N.M. - Not Meaningful

(1)	Fully taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 13 for the FTE adjustment.

(2)	Loan and lease and deposit average rates include impact of applicable derivatives and non-deferrable fees.

(3)	Home equity includes personal lines of credit and other consumer loans secured by first or junior mortgages on residential property originated and underwritten through the company’s retail banking channel. Reclassification of prior period balances has been made to conform to this presentation, resulting in an increase to previously reported home equity loans and a decrease to previously reported residential mortgage loans.

(4)	Residential mortgage includes loans secured by first mortgages on residential property originated and underwritten through the company’s mortgage banking channel. Reclassification of prior period balances has been made to conform to this presentation, resulting in an increase to previously reported home equity loans and a decrease to previously reported residential mortgage loans.

(5)	Effective December 31, 2004, unsecured personal credit line loans were reclassified from “Home equity loan” to “Other loans” in all periods presented.

Huntington Bancshares Incorporated

Selected Annual Income Statement Data
(Unaudited)

							Change
							2004 vs 2003
(in thousands of dollars, except per share amounts)	2004	2003	2002	2001		2000	Amount	Percent

Interest Income	$1,347,315	$1,305,756	$1,293,195	$1,654,789		$1,833,388	$41,559	3.2%
Interest Expense	435,941	456,770	543,621	939,501		1,163,278	(20,829)	(4.6)

Net Interest Income	911,374	848,986	749,574	715,288		670,110	62,388	7.3
Provision for credit losses	55,062	163,993	194,426	257,326		61,464	(108,931)	(66.4)

Net Interest Income After Provision for Credit Losses	856,312	684,993	555,148	457,962		608,646	171,319	25.0

Operating lease income	287,091	489,698	657,074	691,733		623,835	(202,607)	(41.4)
Service charges on deposit accounts	171,115	167,840	153,564	165,012		161,426	3,275	2.0
Trust services	67,410	61,649	62,051	60,298		53,613	5,761	9.3
Brokerage and insurance income	54,799	57,844	62,109	79,034		61,871	(3,045)	(5.3)
Bank owned life insurance income	42,297	43,028	43,123	41,123		39,544	(731)	(1.7)
Other service charges and fees	41,574	41,446	42,888	48,217		43,883	128	0.3
Mortgage banking	32,296	58,180	32,033	54,518		32,772	(25,884)	(44.5)
Securities gains	15,763	5,258	4,902	723		37,101	10,505	N.M.
Gain on sales of automobile loans	14,206	40,039	—	—		—	(25,833)	(64.5)
Gain on sale of branch offices	—	13,112	—	—		—	(13,112)	N.M.
Gain on sale of Florida operations	—	—	182,470	—		—	—	—
Merchant Services gain	—	—	24,550	—		—	—	—
Other	92,047	91,059	76,940	59,284		69,157	988	1.1

Total Non-Interest Income	818,598	1,069,153	1,341,704	1,199,942		1,123,202	(250,555)	(23.4)

Personnel costs	485,806	447,263	418,037	454,210		396,230	38,543	8.6
Operating lease expense	236,478	393,270	518,970	558,626		494,800	(156,792)	(39.9)
Net occupancy	75,941	62,481	59,539	76,449		75,197	13,460	21.5
Outside data processing and other services	72,115	66,118	67,368	69,692		62,011	5,997	9.1
Equipment	63,342	65,921	68,323	80,560		78,069	(2,579)	(3.9)
Professional services	36,876	42,448	33,085	32,862		22,721	(5,572)	(13.1)
Marketing	26,489	27,490	27,911	31,057		34,884	(1,001)	(3.6)
Telecommunications	19,787	21,979	22,661	27,984		26,225	(2,192)	(10.0)
Printing and supplies	12,463	13,009	15,198	18,367		19,634	(546)	(4.2)
Amortization of intangibles	817	816	2,019	41,225		39,207	1	0.1
Restructuring reserve (releases) charges	(1,151)	(6,666)	48,973	79,957		—	5,515	(82.7)
Loss on early extinguishment of debt	—	15,250	—	—		—	(15,250)	N.M.
Other	93,281	80,780	92,063	91,438		34,153	12,501	15.5

Total Non-Interest Expense	1,122,244	1,230,159	1,374,147	1,562,427		1,283,131	(107,915)	(8.8)

Income Before Income Taxes	552,666	523,987	522,705	95,477		448,717	28,679	5.5
Provision (benefit) for income taxes	153,741	138,294	198,974	(39,319)		126,299	15,447	11.2

Income before cumulative effect of change in accounting principle	398,925	385,693	323,731	134,796		322,418	13,232	3.4
Cumulative effect of change in accounting principle, net of tax (1)	—	(13,330)	—	—		—	13,330	N.M.

Net Income	$398,925	$372,363	$323,731	$134,796		$322,418	$26,562	7.1%

Per Common Share
Income before cumulative effect of change in accounting principle - Diluted	$1.71	$1.67	$1.33	$0.54		$1.29	$0.04	2.4%
Net Income - Diluted	1.71	1.61	1.33	0.54		1.29	0.10	6.2
Cash Dividends Declared	0.750	0.670	0.640	0.720		0.760	0.080	11.9

Return on:
Average total assets (2)	1.27%	1.33%	1.24%	0.48%		1.13%	(0.06)%	(4.5)%
Average total shareholders’ equity (2)	16.8	17.6	14.5	5.8		14.7	(0.8)	(4.5)
Net interest margin (3)	3.33	3.49	3.62	3.29		3.00	(0.16)	(4.6)
Efficiency ratio (4)	65.0	63.9	65.6	79.2		70.5	1.1	1.7
Effective tax rate	27.8	26.4	38.1	(41.2	)(5)	28.1	1.4	5.3

Revenue - Fully Taxable Equivalent (FTE)
Net Interest Income	$911,374	$848,986	$749,574	$715,288		$670,110	$62,388	7.3%
FTE Adjustment (3)	11,653	9,684	5,205	6,352		8,310	1,969	20.3

Net Interest Income	923,027	858,670	754,779	721,640		678,420	64,357	7.5
Non-Interest Income	818,598	1,069,153	1,341,704	1,199,942		1,123,202	(250,555)	(23.4)

Total Revenue	$1,741,625	$1,927,823	$2,096,483	$1,921,582		$1,801,622	$(186,198)	(9.7)%

N.M. — Not Meaningful.

(1)	Due to the adoption of FASB Interpretation No. 46 for variable interest entities.

(2)	Based on income before cumulative effect of change in accounting principle, net of tax.

(3)	On a fully taxable equivalent (FTE) basis assuming a 35% tax rate.

(4)	Non-interest expense less amortization of intangibles divided by the sum of FTE net interest income and non-interest income excluding securities gains.

(5)	Reflects a $32.5 million reduction related to the issuance of $400 million REIT subsidiary preferred stock, of which $50 million was sold to the public.

Huntington Bancshares Incorporated

Annual Credit Reserves and Net Charge-off Analysis
Unaudited

(in thousands)	2004	2003	2002	2001	2000

Allowance for Loan and Leases Losses, Beginning of Period	$299,732	$300,503	$345,402	$246,758	$255,642

Loan and lease losses	(126,115)	(201,534)	(234,352)	(174,540)	(85,825)
Recoveries of loans previously charged off	47,580	39,725	37,440	28,271	24,178

Net loan and lease losses	(78,535)	(161,809)	(196,912)	(146,269)	(61,647)

Provision for credit losses	55,062	163,993	194,426	257,326	61,464
Net change in allowance for unfunded loan commitments and letters of credit	2,335	623	(12,215)	(5,759)	118
Allowance of assets sold and securitized	(7,383)	(3,578)	(30,198)	(6,654)	(8,819)

Allowance for Loan and Lease Losses, End of Period	$271,211	$299,732	$300,503	$345,402	$246,758

Allowance for Unfunded Loan Commitments and Letters of Credit, Beginning of Period	$35,522	$36,145	$23,930	$18,171	$18,289

Net change	(2,335)	(623)	12,215	5,759	(118)

Allowance for Unfunded Loan Commitments and Letters of Credit, End of Period	$33,187	$35,522	$36,145	$23,930	$18,171

Total Allowances for Credit Losses	$304,398	$335,254	$336,648	$369,332	$264,929

Net Charge-offs by Loan and Lease Type:

Commercial:
Middle market commercial and industrial	$1,920	$75,803	$104,703	$45,338	$6,959
Middle market real estate:
Construction	2,465	2,928	4,216	789	(1)
Commercial	5,506	5,019	11,968	1,420	636

Total middle market real estate	7,971	7,947	16,184	2,209	635

Small business commercial and industrial and commercial real estate	5,566	11,625	14,516	15,750	7,545

Total Commercial	15,457	95,375	135,403	63,297	15,139

Consumer:
Automobile loans	28,574	40,266	39,115	N.M.	N.M.
Automobile leases	10,837	5,728	1,431	N.M.	N.M.

Automobile loans and leases	39,411	45,994	40,546	55,071	32,280

Home equity (3)	15,074	12,114	11,840	11,458	3,879
Residential mortgage	1,760	832	872	785	1,007
Other loans (3)	6,833	7,494	8,251	15,658	9,342

Total Consumer	63,078	66,434	61,509	82,972	46,508

Total Net Charge-offs	$78,535	$161,809	$196,912	$146,269	$61,647

Net Charge-offs — Annualized Percentages:

Commercial:
Middle market commercial and industrial	0.04%	1.64%	2.18%	0.89%	0.14%
Middle market real estate:
Construction	0.17	0.24	0.37	0.08	—
Commercial	0.29	0.28	0.72	0.09	0.05

Total middle market real estate	0.24	0.26	0.57	0.09	0.03

Small business commercial and industrial and commercial real estate	0.28	0.65	0.88	0.61	0.30

Total Commercial	0.16	1.01	1.46	0.62	0.15

Consumer:
Automobile loans	1.25	1.24	1.43	N.M.	N.M.
Automobile leases	0.49	0.40	0.32	N.M.	N.M.

Automobile loans and leases	0.88	0.98	1.27	1.94	1.03

Home equity (1)(3)	0.36	0.35	0.39	0.34	0.13
Residential mortgage (2)	0.05	0.04	0.06	0.07	0.07
Other loans (3)	1.52	1.72	1.72	2.39	1.56

Total Consumer	0.51	0.63	0.76	1.05	0.58

Net Charge-offs as a % of Average Loans	0.35%	0.81%	1.13%	0.81%	0.35%

N.M. — Not Meaningful
(1) Home equity includes personal lines of credit and other consumer loans secured by first or junior mortgages on residential property originated and underwritten through the company’s retail banking channel. Reclassification of prior period balances has been made to conform to this presentation, resulting in an increase to previously reported home equity loans and a decrease to previously reported residential mortgage loans.
(2) Residential mortgage includes loans secured by first mortgages on residential property originated and underwritten through the company’s mortgage banking channel. Reclassification of prior period balances has been made to conform to this presentation, resulting in an increase to previously reported home equity loans and a decrease to previously reported residential mortgage loans.
(3) Effective December 31, 2004, unsecured personal credit line charge-offs were reclassified from “Home equity loans” to “Other loans” in all periods presented.

Huntington Bancshares Incorporated
Annual Operating Lease Performance
(Unaudited)

(in thousands)	2004	2003	2002	2001	2000

Balance Sheet:
Average operating lease assets outstanding	$896,773	$1,696,535	$2,601,666	$2,969,902	$2,751,058

Income Statement:
Net rental income	$267,202	$458,644	$615,453	$654,625	$596,821
Fees	13,457	21,623	28,542	27,573	23,511
Recoveries — early terminations	6,432	9,431	13,079	9,535	3,503

Total Operating Lease Income	287,091	489,698	657,074	691,733	623,835

Depreciation and residual losses at termination	216,445	350,550	463,783	506,267	470,079
Losses — early terminations	20,033	42,720	55,187	52,359	24,721

Total Operating Lease Expense	236,478	393,270	518,970	558,626	494,800

Net Earnings Contribution	$50,613	$96,428	$138,104	$133,107	$129,035

Earnings ratios (1)
Net rental income	29.8%	27.0%	23.7%	22.0%	21.7%
Depreciation and residual losses at termination	24.1	20.7	17.8	17.0	17.1

Definition of terms:
Net rental income includes the lease payments earned on the equipment and vehicles that Huntington leases to its customers under operating leases. Fees include late fees, early payment fees and other non-origination fees. Recoveries represent payments received on a cash basis subsequent to a customer’s default on an operating lease and a recognition of an impairment loss on the lease. Depreciation represents the periodic depreciation of equipment and vehicles to their residual value owned by Huntington under operating leases and any accelerated depreciation where Huntington expects to receive less than the residual value from the sale of the vehicle and from insurance proceeds at the end of the lease term. Losses represent impairments recognized on equipment and vehicles where the lessee has defaulted on the operating lease.
(1) As a percent of average operating lease assets, quarterly and year-to-date amounts annualized.